Exhibit 99.2
Wednesday 4 May 2022 FIRST QUARTER 2022 RESULTS Roger Thompson Interim Chief Executive Officer Chief Financial Officer

BUSINESS AND FINANCIAL UPDATE

Q1 2022 RESULTS

- Long-term investment performance remains solid
- AUM decreased 17% to US$361bn, due to markets, net outflows and the completion of the previously announced sale of Intech
  - Excluding Intech, AUM decreased 8% versus the prior quarter
- Adjusted diluted EPS of US$0.75
- Declared US$0.39 per share dividend and completed US$43m of share buybacks
- Board approved new buyback authorisation of US$200m

Key metrics – Q1 2022 vs Q4 2021

	Q1 2022	Q4 2021
3-year investment outperformance[1]	62%	58%
Net flows excluding Intech	US$(6.2)bn	US$(1.0)bn
Intech net flows	US$(5.7)bn	US$(4.2)bn
Total AUM	US$361.0bn	US$432.3bn
US GAAP diluted EPS	US$0.47	US$0.78
Adjusted diluted EPS[2]	US$0.75	US$1.05
Dividend per share	US$0.39	US$0.38

[1] Represents percentage of AUM outperforming the relevant benchmark. Full performance disclosures detailed in the appendix on slide 23.
[2] See adjusted financial measures reconciliation on slides 29 and 30 for additional information.

Janus Henderson GROUP PLC
3

4 Note: Full performance disclosures detailed in the appendix on slides 23 and 24. The top two Morningstar quartiles represent funds in the top half of their category based on total return. The top quartile r ep resents those in the top 25%. Refer to slide 24 for the percent of funds in the top 2 quartiles for all periods and description and quantity of funds included in the analysi s; refer to slides 25 to 27 for distribution across first and second quartiles. Past performance is no guarantee of future results. INVESTMENT PERFORMANCE % of mutual fund AUM in top 2 Morningstar quartiles As at 31 Mar 22 % of AUM outperforming benchmark As at 31 Mar 22 ▪ 45% and 46% of mutual fund AUM is in the top Morningstar quartile on a 3 - and 5 - year basis, respectively, as at 31 March 2022 Long - term investment performance remains solid Capability 1 - year 3 - year 5 - year 10 - year Equities Fixed Income Multi - Asset Alternatives Total Capability 1 - year 3 - year 5 - year 10 - year Equities Fixed Income Multi - Asset Alternatives Total 74% 62% 50% 100% 100% 92% 96% 96% 95% 96% 97% 68% 61% 44% 32% 75% 63% 61% 75% 30% 62% 92% 92% 97% 83% 85% 47% 68% 52% 53% 83% 100% 99% 99% 76% 89% 100% 99% 83% 86%

5 21.0 17.5 14.5 22.9 20.5 18.2 15.9 19.2 17.7 (31.2) (21.8) (17.3) (20.6) (21.7) (19.4) (16.7) (20.2) (23.9) (10.2) (4.3) (2.8) 2.3 (1.2) (1.2) (0.8) (1.0) (6.2) Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q1 2020 to Q1 2022 total flows (US$bn) Redemptions Sales Net sales / (redemptions) 26% 27% 19% 29% 23% 20% 16% 20% 18% Annualised gross sales¹ Annualised gross redemptions¹ QUARTERLY FLOWS Excluding Intech (38%) (34%) (23%) (26%) (24%) (21%) (17%) (21%) (25%) Note: See quarterly flows including Intech (Quantitative Equities) on slide 18. 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM.

6 3.2 4.0 2.4 4.2 3.1 (4.7) (4.7) (3.9) (4.3) (6.8) (1.5) (0.6) (1.5) (0.1) (3.6) Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 16.4 13.5 12.8 14.0 14.0 (15.3) (13.3) (11.6) (14.1) (15.6) 1.1 0.1 1.2 (0.1) (1.7) Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 0.9 0.7 0.7 1.0 0.6 (1.8) (1.4) (1.2) (1.7) (1.5) (0.9) (0.7) (0.6) (0.8) (0.9) Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Intermediary (US$bn) FLOWS BY CLIENT TYPE Redemptions Sales Net sales / (redemptions) Institutional (US$bn) 15% 18% 10% 19% 14% 35% 28% 25% 27% 27% 4% 4% 3% 4% 3% (21%) (21%) (17%) (19%) (30%) (32%) (28%) (22%) (27%) (30%) (9%) (7%) (6%) (8%) (7%) Annualised gross redemptions¹ Annualised gross sales¹ Self - Directed (US$bn) Excluding Intech Note: See quarterly flows by client type including Intech (Quantitative Equities) on slide 19. Numbers may not cast due to round ing. 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM.

7 FLOWS BY CAPABILITY Excluding Intech 8.5 6.0 2.3 0.9 (12.3) (6.0) (4.5) (1.1) (3.8) - (2.2) (0.2) Equities Fixed Income Multi-Asset Alternatives Annualised gross sales¹ Redemptions Sales Net sales / (redemptions) 14% 31% 16% 36% Annualised gross redemptions¹ (20%) (31%) (31%) (42%) Q1 2022 flows by capability (US$bn) Note: See Intech (Quantitative Equities) quarterly flows on slide 21. 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM.

8 STATEMENT OF INCOME US GAAP and adjusted Note: See adjusted financial measures reconciliation on slides 29 and 30 for additional information. US GAAP Adjustments Adjusted Revenue Management fees 514.0 (57.0) 457.0 Performance fees (8.4) – (8.4) Shareowner servicing fees 62.4 (52.2) 10.2 Other revenue 52.0 (32.6) 19.4 Total revenue 620.0 (141.8) 478.2 Operating expenses Employee compensation and benefits 164.6 – 164.6 Long-term incentive plans 51.4 (13.0) 38.4 Distribution expenses 141.8 (141.8) – Investment administration 14.8 – 14.8 Marketing 7.4 – 7.4 General, administrative and occupancy 73.1 (6.5) 66.6 Impairment of goodwill and intangible assets 32.8 (32.8) – Depreciation and amortisation 9.5 (1.9) 7.6 Total operating expenses 495.4 (196.0) 299.4 Operating income 124.6 54.2 178.8 (US$m) 3 months ended 31 Mar 22

9 (US$, except margin data) Q1 2022 Q4 2021 Change Q1 2022 vs Q4 2021 Q1 2021 Change Q1 2022 vs Q1 2021 Average AUM 396.7bn 429.4bn (8%) 405.3bn (2%) Total revenue 620.0m 697.2m (11%) 644.0m (4%) Operating income 124.6m 157.6m (21%) 192.5m (35%) Operating margin 20.1% 22.6% (2.5ppt) 29.9% (9.8ppt) US GAAP diluted EPS 0.47 0.78 (40%) 0.88 (47%) Adjusted revenue 478.2m 549.9m (13%) 516.6m (7%) Adjusted operating income 178.8m 239.7m (25%) 201.5m (11%) Adjusted operating margin 37.4% 43.6% (6.2ppt) 39.0% (1.6ppt) Adjusted diluted EPS 0.75 1.05 (29%) 0.91 (18%) SUMMARY FINANCIAL RESULTS US GAAP and adjusted Note: See adjusted financial measures reconciliation on slides 29 and 30 for additional information.

10 REVENUE Q1 2022 adjusted revenue reflects lower average assets and performance fees Note: See adjusted financial measures reconciliation on slides 29 and 30 for additional information. 1 Net margin based on management fees net of distribution expenses. Adjusted revenue – Q1 2022 vs Q4 2021 (US$m) Q1 2022 adjusted revenue drivers ▪ Decline from Q4 2021 management fees driven by lower average assets and fewer calendar days ▪ Performance fees declined from Q4 2021 driven by investment performance and seasonality ▪ Average net management fee margin declined due to asset mix shift 457.0 509.4 (8.4) 7.7 10.2 12.1 19.4 20.7 478.2 549.9 Q1 2022 Q4 2021 Management fees Performance fees Shareowner servicing fees Other revenue (US$m, except margin data) Q1 2022 Q4 2021 Change Total adjusted revenue 478.2 549.9 (13%) Management fees 457.0 509.4 (10%) Performance fees (8.4) 7.7 nm Shareowner servicing fees 10.2 12.1 (16%) Other revenue 19.4 20.7 (6%) Average net¹ mgmt fee margin 46.8bps 47.0bps (0.2bps)

11 ▪ Lower other operating expenses driven by marketing and general and administrative expenses ▪ Full - year 2022 expense expectations ▪ Adjusted compensation ratio of low 40s ▪ Adjusted non - compensation annual growth in the low teens ▪ Statutory tax rate of 23 - 25% OPERATING EXPENSES Adjusted operating expenses – Q4 2021 vs Q1 2022 (US$m) 299.4 (4.4) (3.9) (8.4) (0.5) 310.2 4.5 1.9 Q4 2021 Compensation and benefits LT incentive plans Investment administration Marketing General, admin. and occupancy Depreciation and amortisation Q1 2022 (US$m) Q1 2022 Q4 2021 Change Employee comp. and benefits 164.6 160.1 3% Long-term incentive plans 38.4 42.8 (10%) Total comp. expenses 203.0 202.9 0% Investment administration 14.8 12.9 15% Marketing 7.4 11.3 (35%) General, admin. and occup. 66.6 75.0 (11%) Depreciation and amortisation 7.6 8.1 (6%) Other operating expenses 96.4 107.3 (10%) Total operating expenses 299.4 310.2 (3%) Q1 2022 adjusted expenses lower due to other operating expenses Q1 2022 adjusted expense drivers Note: See adjusted financial measures reconciliation on slides 29 and 30 for additional information.

12 CAPITAL RESOURCES Strong liquidity position ▪ Cash and investment securities 1 totalled US$1,292m compared to outstanding debt of US$310m ▪ Decrease in cash primarily due to annual payouts from annual incentive compensation programme ▪ Board declared a dividend of US$0.39 per share to be paid on 31 May to shareholders on record at the close of business on 16 May ▪ Repurchased 1.3m shares in Q1 2022 for US$43.3m ▪ Board approved additional buyback authorisation of US$200m prior to 2023 AGM 1,106.0 782.0 551.0 510.3 1,657.0 1,292.3 310.4 309.7 Cash and investments Debt Cash and investments Debt Balance sheet profile – carrying value 31 Dec 21 vs. 31 Mar 22 (US$m) Investment securities¹ Cash and cash equivalents¹ 2025 maturity 31 Mar 22 31 Dec 21 1 Cash and cash equivalents exclude cash associated with consolidated VIEs and VREs, and investment securities exclude non - control ling interests.

Q&A

APPENDIX

15 ASSETS UNDER MANAGEMENT AUM as at 31 Mar 2022: US$361.0bn 61% 21% 15% 3% Equities Fixed Income Multi-Asset Alternatives 55% 23% 22% Intermediary Institutional Self-Directed 58% 32% 10% North America EMEA & LatAm Asia Pacific By client type By capability By client location US$221.3bn US$75.5bn US$53.9bn US$10.3bn US$197.2bn US$82.3bn US$81.5bn US$207.6bn US$116.4bn US$37.0bn

16 INVESTMENT MANAGEMENT CAPABILITIES Diversified product range Equities US$221.3bn AUM 31 Mar 22 US$361.0bn Fixed Income US$75.5bn Multi - Asset US$53.9bn Self - Directed Intermediary Institutional Institutional Institutional Alternatives US$10.3bn Intermediary Equities ▪ Wide range of equity strategies encompassing different geographic focuses and investment styles Fixed Income ▪ Innovative and differentiated techniques designed to support clients as they navigate each unique economic cycle Multi - Asset ▪ Provides a range of diversified core investment solutions with the aim of delivering attractive returns over the long term with lower levels of volatility Alternatives ▪ Investment solutions aimed at delivering specific outcomes tailored to meet the needs and constraints of clients Intermediary

17 Capability Strategy AUM (US$bn) 31 Mar 22 US Concentrated Growth 28.4 US Mid Cap Growth 26.6 US Research Growth Equity 20.3 Global Life Sciences 13.6 Global Technology and Innovation 10.4 Absolute Return Income 10.0 Global Strategic Fixed Income 9.8 Sterling Buy & Maintain Credit 8.7 Australian Fixed Income 6.4 Core Plus Fixed Income 6.2 Balanced 47.0 UK Cautious Managed 1.3 Adaptive Portable Alpha 0.8 Global Adaptive Capital Appreciation 0.6 Protective Life Dynamic Allocation Series - Moderate 0.5 Absolute Return Equity 5.0 UK Direct Property 1.4 Multi Strategy 1.4 Europe Large Cap Long/Short 0.6 Concentrated Pan Europe Equity 0.4 Total 199.3 Equity Fixed Income Multi-Asset Alternatives LARGEST STRATEGIES BY CAPABILITY Note: Numbers may not cast due to rounding.

18 21.4 17.9 15.8 23.2 20.7 18.4 16.0 19.3 17.9 (33.6) (26.1) (18.7) (24.3) (24.0) (20.9) (21.2) (24.5) (29.8) (12.2) (8.2) (2.9) (1.1) (3.3) (2.5) (5.2) (5.2) (11.9) Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q1 2020 to Q1 2022 total flows (US$bn) Redemptions Sales Net sales / (redemptions) 23% 25% 19% 26% 21% 18% 15% 18% 17% Annualised gross sales¹ Annualised gross redemptions¹ 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. TOTAL FLOWS (36%) (36%) (22%) (27%) (24%) (21%) (20%) (23%) (28%) Including Intech

19 3.3 4.2 2.5 4.3 3.3 (6.8) (6.0) (8.3) (8.5) (12.4) (3.5) (1.8) (5.8) (4.2) (9.1) Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 16.5 13.5 12.9 14.0 14.0 (15.4) (13.5) (11.7) (14.2) (15.8) 1.1 - 1.2 (0.2) (1.8) Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 0.9 0.7 0.6 1.0 0.6 (1.8) (1.4) (1.2) (1.8) (1.6) (0.9) (0.7) (0.6) (0.8) (1.0) Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Intermediary (US$bn) 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. QUARTERLY FLOWS BY CLIENT TYPE Redemptions Sales Net sales / (redemptions) Institutional (US$bn) 11% 13% 7% 14% 10% 35% 28% 25% 27% 26% 4% 4% 3% 4% 3% (22%) (19%) (25%) (27%) (40%) (32%) (28%) (23%) (27%) (30%) (9%) (7%) (6%) (8%) (7%) Annualised gross redemptions¹ Annualised gross sales¹ Self - Directed (US$bn) Including Intech

20 10.5 8.6 7.5 8.1 8.5 (12.0) (10.5) (10.1) (11.3) (12.3) (1.5) (1.9) (2.6) (3.2) (3.8) Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Equities (US$bn) 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. QUARTERLY FLOWS BY CAPABILITY Equities and Fixed Income 5.9 5.9 4.7 5.6 6.0 (5.5) (6.0) (4.0) (5.5) (6.0) 0.4 (0.1) 0.7 0.1 - Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 (22%) (19%) (17%) (19%) (20%) Redemptions Sales Net sales / (redemptions) Annualised gross redemptions¹ 19% 15% 12% 14% 14% 29% 30% 23% 28% 31% (28%) (31%) (19%) (28%) (31%) Fixed Income (US$bn) Annualised gross sales¹

21 0.2 0.2 0.1 0.1 0.2 (2.3) (1.5) (4.5) (4.3) (5.9) (2.1) (1.3) (4.4) (4.2) (5.7) Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 3.0 2.4 2.6 4.3 2.3 (2.2) (1.9) (1.8) (2.2) (4.5) 0.8 0.5 0.8 2.1 (2.2) Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 1.1 1.3 1.1 1.2 0.9 (2.0) (1.0) (0.8) (1.2) (1.1) (0.9) 0.3 0.3 - (0.2) Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Multi - Asset (US$bn) 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. QUARTERLY FLOWS BY CAPABILITY Multi - Asset, Quantitative Equities and Alternatives Redemptions Sales Net sales / (redemptions) Quantitative Equities (US$bn) 2% 2% 1% 2% 2% 25% 20% 20% 31% 16% 41% 52% 42% 44% 36% (22%) (14%) (41%) (44%) (63%) (18%) (15%) (14%) (16%) (31%) (77%) (39%) (30%) (43%) (42%) Annualised gross redemptions¹ Annualised gross sales¹ Alternatives (US$bn)

22 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Equities Fixed Income Multi-Asset Quantitative Equities Alternatives Q1 2020 to Q1 2022 total net flows by capability (US$bn) NET FLOWS BY CAPABILITY (12.2) (8.2) (2.9) (1.1) (3.3) (2.5) (5.2) (5.2) (11.9)

INVESTMENT PERFORMANCE

% of AUM outperforming benchmark

	Q2 2021				Q3 2021				Q4 2021				Q1 2022			
Capability	**1yr**	**3yr**	**5yr**	**10yr**	**1yr**	**3yr**	**5yr**	**10yr**	**1yr**	**3yr**	**5yr**	**10yr**	**1yr**	**3yr**	**5yr**	**10yr**
Equities	56%	56%	55%	78%	64%	56%	60%	84%	39%	37%	68%	81%	32%	44%	61%	76%
Fixed Income	98%	96%	97%	98%	98%	96%	96%	99%	91%	96%	96%	98%	68%	97%	96%	99%
Multi-Asset	98%	97%	97%	96%	99%	97%	97%	97%	99%	96%	96%	97%	95%	96%	96%	99%
Quantitative Equities	23%	23%	2%	71%	41%	2%	2%	32%	8%	58%	53%	21%				
Alternatives	98%	97%	100%	100%	94%	97%	100%	100%	91%	100%	100%	100%	92%	100%	100%	100%
Total	66%	66%	63%	83%	72%	64%	67%	86%	54%	58%	76%	84%	50%	62%	74%	83%

Note: Outperformance is measured based on composite performance gross of fees vs primary benchmark, except where a strategy has no benchmark index or corresponding composite in which case the most relevant metric is used: (1) composite gross of fees vs zero for absolute return strategies, (2) fund net of fees vs primary index or (3) fund net of fees vs Morningstar peer group average or median.

Non-discretionary and separately managed account assets are included with a corresponding composite where applicable.

Cash management vehicles, ETF-enhanced beta strategies, Managed CDOs, Private Equity funds and custom non-discretionary accounts with no corresponding composite are excluded from the analysis.

Excluded assets represent 5% of AUM across all time periods. Capabilities defined by Janus Henderson.

Janus Henderson GROUP PLC

23

INVESTMENT PERFORMANCE

% of mutual fund AUM in top 2 Morningstar quartiles

	Q2 2021				Q3 2021				Q4 2021				Q1 2022			
Capability	**1yr**	**3yr**	**5yr**	**10yr**	**1yr**	**3yr**	**5yr**	**10yr**	**1yr**	**3yr**	**5yr**	**10yr**	**1yr**	**3yr**	**5yr**	**10yr**
Equities	32%	59%	44%	71%	47%	47%	49%	68%	54%	51%	52%	86%	53%	52%	68%	86%
Fixed Income	57%	80%	75%	71%	84%	77%	73%	69%	64%	81%	75%	70%	47%	85%	83%	83%
Multi-Asset	19%	92%	91%	93%	20%	92%	92%	94%	95%	93%	93%	94%	97%	92%	92%	99%
Quantitative Equities	41%	47%	7%	0%	11%	11%	11%	0%	0%	11%	13%	0%				
Alternatives	27%	76%	27%	98%	27%	70%	74%	98%	50%	34%	100%	100%	62%	30%	75%	100%
Total	33%	67%	55%	75%	47%	59%	60%	73%	62%	61%	64%	86%	61%	63%	75%	89%

Note: Includes Janus Investment Fund, Janus Aspen Series and Clayton Street Trust (US Trusts), Janus Henderson Capital Funds (Dublin based), Dublin and UK OEIC and Investment Trusts, Luxembourg SICAVs and Australian Managed Investment Schemes.

The top two Morningstar quartiles represent funds in the top half of their category based on total return. For the 1-, 3-, 5- and 10-year periods ending 31 March 2022, 51%, 53%, 54% and 66% of the 190, 182, 178 and 149 total mutual funds, respectively, were in the top 2 Morningstar quartiles.

Analysis based on 'primary' share class (Class I Shares, Institutional Shares or share class with longest history for US Trusts; Class A Shares or share class with longest history for Dublin based; primary share class as defined by Morningstar for other funds). Performance may vary by share class. Rankings may be based, in part, on the performance of a predecessor fund or share class and are calculated by Morningstar using a methodology that differs from that used by Janus Henderson. Methodology differences may have a material effect on the return and therefore the ranking. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

ETFs and funds not ranked by Morningstar are excluded from the analysis. Capabilities defined by Janus Henderson. © 2022 Morningstar, Inc. All Rights Reserved.

Janus Henderson
GROUP PLC
24

25 INVESTMENT PERFORMANCE % of mutual fund AUM in top 2 Morningstar quartiles (continued) Group 21 17 24 38 42 47 44 45 41 45 44 46 57 48 59 56 12 29 38 23 26 13 17 19 14 14 19 29 18 25 26 33 33 47 62 61 67 59 61 63 55 60 64 75 75 73 86 89 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Equities 22 19 8 28 26 32 30 33 31 31 29 30 54 37 52 49 10 28 46 25 33 15 21 19 14 17 23 38 18 31 34 37 32 47 54 53 59 47 51 52 44 49 52 68 71 68 86 86 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2021 Q3 2021 Q4 2021 Q1 2022 2 nd quartile 1 st quartile 1 - year 3 - year 5 - year 10 - year 1 - year 3 - year 5 - year 10 - year Note: Full performance disclosures detailed on slide 24. Numbers may not cast due to rounding.

26 INVESTMENT PERFORMANCE % of mutual fund AUM in top 2 Morningstar quartiles (continued) 2 nd quartile 1 st quartile Fixed Income Multi - Asset 30 25 21 21 71 70 61 40 40 56 55 60 33 48 46 29 27 59 43 25 9 7 19 45 35 17 21 24 38 21 23 54 57 84 64 47 80 77 81 85 75 73 75 83 71 69 70 83 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2021 Q3 2021 Q4 2021 Q1 2022 15 4 92 91 91 92 92 91 91 91 92 92 93 93 94 94 4 16 4 5 1 1 1 1 1 1 1 1 1 1 1 5 19 20 95 97 92 92 93 92 91 92 93 92 93 94 94 99 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2021 Q3 2021 Q4 2021 Q1 2022 1 - year 3 - year 5 - year 10 - year 1 - year 3 - year 5 - year 10 - year Note: Full performance disclosures detailed on slide 24. Numbers may not cast due to rounding.

27 7 11 7 11 7 11 11 34 40 11 2 41 11 0 n/a 47 11 11 n/a 7 11 13 n/a 0 0 0 n/a Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2021 Q3 2021 Q4 2021 Q1 2022 0 14 2 6 20 24 8 25 22 65 64 61 50 66 71 71 26 13 48 56 56 46 26 4 6 9 36 15 48 32 29 29 27 27 50 62 76 70 34 30 27 74 100 75 98 98 100 100 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2021 Q3 2021 Q4 2021 Q1 2022 INVESTMENT PERFORMANCE % of mutual fund AUM in top 2 Morningstar quartiles (continued) Quantitative Equities Alternatives 2 nd quartile 1 st quartile 1 - year 3 - year 5 - year 10 - year 1 - year 3 - year 5 - year 10 - year Note: Full performance disclosures detailed on slide 24. Numbers may not cast due to rounding.

28 US GAAP: STATEMENT OF INCOME (US$m, except per share data or as noted) 31 Mar 22 31 Dec 21 31 Mar 21 Revenue Management fees 514.0 565.9 514.9 Performance fees (8.4) 7.7 17.0 Shareowner servicing fees 62.4 68.3 60.8 Other revenue 52.0 55.3 51.3 Total revenue 620.0 697.2 644.0 Operating expenses Employee compensation and benefits 164.6 160.1 174.6 Long-term incentive plans 51.4 42.7 53.5 Distribution expenses 141.8 147.3 127.4 Investment administration 14.8 12.9 12.6 Marketing 7.4 11.3 6.2 General, administrative and occupancy 73.1 77.6 63.0 Impairment of goodwill and intangible assets 32.8 77.5 3.6 Depreciation and amortisation 9.5 10.2 10.6 Total operating expenses 495.4 539.6 451.5 Operating income 124.6 157.6 192.5 Interest expense (3.2) (3.2) (3.2) Investment gains (losses), net (32.2) (7.3) 1.6 Other non-operating income (expense), net (7.8) 8.0 (0.1) Income before taxes 81.4 155.1 190.8 Income tax provision (22.8) (29.6) (43.1) Net income 58.6 125.5 147.7 Net loss attributable to noncontrolling interests 20.1 7.0 7.8 Net income attributable to JHG 78.7 132.5 155.5 Less: allocation of earnings to participating stock-based awards (2.0) (3.6) (4.8) Net income attributable to JHG common shareholders 76.7 128.9 150.7 Diluted weighted-average shares outstanding (m) 164.5 166.2 171.8 Diluted earnings per share (in US$) 0.47 0.78 0.88 3 months ended

29 ALTERNATIVE PERFORMANCE MEASURES Reconciliation of adjusted financial measures Note: Reconciliation to be used in conjunction with slide 30. Footnotes included on slide 31. (US$m, except per share data) 31 Mar 22 31 Dec 21 31 Mar 21 Reconciliation of revenue to adjusted revenue Revenue 620.0 697.2 644.0 Management fees 1 (57.0) (56.5) (46.8) Shareowner servicing fees 1 (52.2) (56.2) (50.0) Other revenue 1 (32.6) (34.6) (30.6) Adjusted revenue 478.2 549.9 516.6 Reconciliation of operating expenses to adjusted operating expenses Operating expenses 495.4 539.6 451.5 Long-term incentive plans 2 (13.0) 0.1 0.1 Distribution expenses 1 (141.8) (147.3) (127.4) General, administrative and occupancy 2 (6.5) (2.6) (3.6) Impairment of goodwill and intangible assets 3 (32.8) (77.5) (3.6) Depreciation and amortisation 3 (1.9) (2.1) (1.9) Adjusted operating expenses 299.4 310.2 315.1 3 months ended

30 ALTERNATIVE PERFORMANCE MEASURES Reconciliation of adjusted financial measures (continued) (US$m, except per share data) 31 Mar 22 31 Dec 21 31 Mar 21 Reconciliation of net income attributable to JHG to adjusted net income attributable to JHG Net income attributable to JHG 78.7 132.5 155.5 Long-term incentive plans 2 13.0 (0.1) (0.1) General, administrative and occupancy 2 6.5 2.6 3.6 Impairment of goodwill and intangible assets 3 32.8 77.5 3.6 Depreciation and amortisation 3 1.9 2.1 1.9 Investment gains (losses), net 4 – – 0.2 Other non-operating income (expense), net 4 7.5 (9.1) (1.8) Income tax provision 5 (14.6) (25.4) (1.4) Adjusted net income attributable to JHG 125.8 180.1 161.5 Diluted earnings per share (in US$) 0.47 0.78 0.88 Adjusted diluted earnings per share (in US$) 0.75 1.05 0.91 3 months ended Note: Reconciliation to be used in conjunction with slide 29. Footnotes included on slide 31.

31 ALTERNATIVE PERFORMANCE MEASURES Footnotes to reconciliation of adjusted financial measures 1 JHG contracts with third - party intermediaries to distribute and service certain of its investment products .. Fees for distribution and servicing related activities are either provided for separately in an investment product’s prospectus or are part of the management fee .. Under both arrangements, the fees are collected by JHG and passed through to third - party intermediaries who are responsible for performing the applicable services .. The majority of distribution and servicing fees collected by JHG are passed through to third - party intermediaries .. JHG management believes that the deduction of distribution and service fees from revenue in the computation of adjusted revenue reflects the pass - through nature of these revenues .. In certain arrangements, JHG performs the distribution and servicing activities and retains the applicable fees .. Revenues for distribution and servicing activities performed by JHG are not deducted from GAAP revenue .. 2 Adjustments for the three months ended 31 March 2022 consist primarily of long - term incentive plan expense associated with accelerated vesting of awards related to the retirement of our CEO and CIO, deal costs associated with the sale of Intech and rent expense for subleased office space .. Adjustments for the three months ended 31 March 2021 and 31 December 2021 consist primarily of rent expense for subleased office space .. JHG management believes these costs are not representative of the ongoing operations of the Group .. 3 Investment management contracts have been identified as a separately identifiable intangible asset arising on the acquisition of subsidiaries and businesses .. Such contracts are recognised at the net present value of the expected future cash flows arising from the contracts at the date of acquisition .. For segregated mandate contracts, the intangible asset is amortised on a straight - line basis over the expected life of the contracts .. In addition, the adjustment for the three months ended 31 March 2022 includes an out - of - period incremental goodwill impairment charge, and the adjustments for the three months ended 31 March 2021 and 31 December 2021 include impairment charges of certain mutual fund investment management agreements and trademarks .. JHG management believes these non - cash and acquisition - related costs are not representative of the ongoing operations of the Group .. 4 Adjustments primarily represent contingent consideration adjustments associated with prior acquisitions .. In addition, the adjustment for the three months ended 31 March 2022 includes a one - time charge related to the sale of Intech .. JHG management believes these costs are not representative of the ongoing operations of the Group .. 5 The tax impact of the adjustments is calculated based on the applicable US or foreign statutory tax rate as it relates to each adjustment .. Certain adjustments are either not taxable or not tax - deductible ..

32 CAPITAL MANAGEMENT Note: JHG purchases shares on market for the annual share grants associated with variable compensation, which is not included i n the above share repurchases. Numbers may not cast due to rounding. 1 Total shares outstanding reflect amounts disclosed on Forms 10 - Q or 10 - K for each respective quarter. 2 Cumulative decrease from commencement of buyback programme in Q3 2018. Continued commitment to return of capital Dividend paid / share (US$) 0.36 0.36 0.36 0.36 0.38 0.38 0.38 0.38 Shares repurchased (m) 1.1 2.4 1.0 8.1 0.0 1.8 1.5 1.3 Total shares outstanding 1 (m) 183.9 181.4 180.4 172.3 172.3 170.6 169.0 167.8 Cumulative decrease in shares 2 8.3% 9.5% 10.0% 14.0% 14.0% 14.9% 15.6% 16.3% Q2 2020 to Q1 2022 quarterly capital return (US$m) 66.1 65.8 64.8 61.7 64.8 64.5 64.3 22.0 50.2 27.4 230.2 75.0 66.9 43.3 88.1 116.0 92.2 291.9 65.0 139.8 131.4 107.6 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Dividends Share repurchases

33 PERFORMANCE FEES Note: Performance fees include prior quarter accrual true - ups. 1 AUM data present US mutual fund AUM subject to performance fees as at 31 March 2022. Janus Investment Funds and Janus Aspen S eri es Portfolios are counted as distinct and separate funds. Q1 2022 (US$m) Q4 2021 (US$m) Q1 2021 (US$m) AUM generating Q1 2022 pfees (US$bn) # of funds generating Q1 2022 pfees Frequency Timing SICAVs – 0.1 12.4 – – 17 annually; 3 quarterly 17 at June; 3 on quarters UK OEICs and unit trusts – – 4.0 – – annually various Offshore absolute return and other funds 5.7 11.0 2.2 0.9 4 quarterly / annually various Segregated mandates (0.1) 2.7 2.3 – 1 quarterly / annually various Investment trusts – 1.6 – – – annually various US mutual funds 1 (14.0) (7.7) (3.9) 59.5 15 monthly monthly Total (8.4) 7.7 17.0 60.4 20

US MUTUAL FUNDS WITH PERFORMANCE FEES

Mutual funds with performance fees[1]	AUM 31 Mar 22 (US$m)	Benchmark	Base fee	Performance fee[2]	Performance cap/(floor) vs benchmark	Q1 2022 P&L impact (US$'000)
Forty Fund and Portfolio	20,759	Russell 1000® Growth Index	0.64%	± 15 bps	± 8.50%	(6,791)
Research Fund and Portfolio	19,616	Russell 1000® Growth Index	0.64%	± 15 bps	± 5.00%	(6,675)
Contrarian Fund	5,290	S&P 500® Index	0.64%	± 15 bps	± 7.00%	1,270
Global Research Fund and Portfolio	4,123	MSCI World Index℠	0.60%	± 15 bps	± 6.00%	(390)
Small Cap Value Fund	3,367	Russell 2000® Value Index	0.72%	± 15 bps	± 5.50%	(1,312)
Mid Cap Value Fund and Portfolio	2,739	Russell Midcap® Value Index	0.64%	± 15 bps	± 4.00%	(1,117)
Overseas Fund and Portfolio	2,553	MSCI All Country World ex-U.S. Index℠	0.64%	± 15 bps	± 7.00%	790
Global Real Estate Fund	881	FTSE EPRA / NAREIT Global Index	0.75%	± 15 bps	± 4.00%	238
Small-Mid Cap Value Fund[3]	103	Russell 2500™ Value Index	0.70%	± 15 bps	± 5.00%	(32)
Asia Equity Fund	22	MSCI All Country Asia ex-Japan Index℠	0.92%	± 15 bps	± 7.00%	(10)
Total	**59,453**					**(14,029)**

Note: Numbers may not cast due to rounding.

[1] The funds listed have a performance-based investment advisory fee that adjusts up or down based on performance relative to a benchmark over 36-month rolling periods. Please see the funds' Statements of Additional Information for more details and benchmark information.

[2] Adjustment of ± 15 bps assumes constant assets and could be higher or lower depending on asset fluctuations.

[3] Until 1 August 2022, the Fund's performance during the portion of the performance measurement period prior to 1 August 2019 will be compared to the Fund's former benchmark, the Russell 3000® Value Index.

Janus Henderson GROUP PLC

34

35 LONG - TERM INCENTIVE COMPENSATION Note: Annual grants generally vest over three and four years. Assumed no forfeitures in future periods. Assumed no change in fut ure values related to market or currency, which would impact expense related to cash - based awards (MFSAs, DIP and DEP funds) and social security expense upon ve sting. 1 Includes retention and recruiting awards; other subsidiary grants and social security expense. Social security expense is est ima ted based on amount of existing awards expected to vest in that year. Estimated future long - term incentive compensation amortisation (US$ m) Amount remaining to expense 2022 2023 2024 2025 2026 2019 annual grant 2 2 – – – – 2020 annual grant 17 15 2 – – – 2021 annual grant 62 43 17 2 – – 2022 annual grant 193 96 66 27 4 – Other 1 65 24 19 12 7 3 Total long - term incentive compensation 339 180 104 41 11 3

36 CONTACTS Investor enquiries Melanie Horton Co - Head Investor Relations (Non - US) +44 (0)20 7818 2905 melanie.horton@janushenderson.com Jim Kurtz Co - Head Investor Relations (US) +1 303 336 4529 jim.kurtz@janushenderson.com Investor Relations investor.relations@janushenderson.com Media enquiries Stephen Sobey +44 (0)20 7818 2523 stephen.sobey@janushenderson.com Sarah Johnson +1 720 364 0708 sarah.johnson@janushenderson.com United Kingdom: Edelman Smithfield Latika Shah +44 (0)7950 671 948 latika.shah@edelmansmithfield.com Andrew Wilde +44 (0)7786 022 022 andrew.wilde@edelmansmithfield.com Asia Pacific: Honner Craig Morris +61 2 8248 3757 craig@honner.com.au

Contact us
201 Bishopsgate London EC2M 3AE United Kingdom
www.janushenderson.com

Janus Henderson
GROUP PLC

Past performance is no guarantee of future results. Investing involves risk, including the possible loss of principal and fluctuation of value.

Forward-looking information

This presentation includes statements concerning potential future events involving Janus Henderson Group plc that could differ materially from the events that actually occur. The differences could be caused by a number of factors, including those factors identified in Janus Henderson Group's Annual Report on Form 10-K for the fiscal year ended 31 December 2021 and the Company's other filings and furnishings with the Securities and Exchange Commission (Commission file no. 001-38103), including those that appear under headings such as 'Risk Factors' and 'Management's Discussion and Analysis of Financial Condition and Results of Operations'. Many of these factors are beyond the control of the Company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The Company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realised. Annualised, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

No public offer

The information, statements and opinions contained in this presentation do not constitute a public offer under any applicable legislation or an offer to sell or solicitation of any offer to buy any securities or financial instruments or any advice or recommendation with respect to such securities or other financial instruments.

Not all products or services are available in all jurisdictions. Various account minimums or other eligibility qualifications apply depending on the investment strategy, vehicle or investor jurisdiction. Mutual funds in the US distributed by Janus Henderson Distributors US LLC.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a US fund prospectus or, if available, a summary prospectus containing this and other information, please contact your investment professional or call 800.668.0434. Read it carefully before you invest or send money.

Janus Henderson is a trademark of Janus Henderson Group plc. © Janus Henderson Group plc.